EXHIBIT 10.52

WAIVER AND AMENDMENT AGREEMENT

This Waiver and Amendment Agreement ("Agreement") is made as of June 9, 2009, by and between Imageware Systems, Inc., a Delaware corporation ("Borrower"), and BET Funding LLC, a Delaware limited liability company ("Lender").

BACKGROUND

A.           On February 12, 2009, Borrower issued to Lender a secured promissory note (the "Note") in the original principal amount of Five Million Dollars ($5,000,000).  On such date, Lender made to the Company an initial advance under the Note of One Million Dollars ($1,000,000).  The Note and all instruments, documents and agreements executed in connection therewith, or related thereto, are referred to herein collectively as the "Financing Documents".  All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Note.

B.           Borrower has informed Lender that certain Events of Default have occurred under the Note due to Borrower's failure to comply with (i) Section 6(c) (Reporting Status) of the Note for failing to bring all of Borrower's SEC filings into compliance on or before May 1, 2009 and (ii) Section 6(s) (Notice of Default) of the Note for failing to provide Lender with prompt written notice of the occurrence of an Event of Default (collectively, the "Existing Defaults").

C.           Borrower has requested that Lender (i) waive the Existing Defaults and (ii) amend certain terms of the Note pursuant to this Agreement.

D.           Borrower and Lender desire to set forth their agreement in writing.

NOW THEREFORE, with the foregoing Background deemed incorporated by reference and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, covenant and agree as follows:

SECTION 1.  ACKNOWLEDGMENT OF INDEBTEDNESS, ETC.

1.1           Note.  Borrower hereby acknowledges and confirms that as of the close of business on June 8, 2009, Borrower is indebted to Lender, without defense, setoff, claim or counterclaim under the Financing Documents, in the aggregate principal amount of $1,000,000, together with accrued and unpaid interest in the amount of $29,000 and all other fees, costs and expenses (including attorneys' fees) incurred to date in connection with the Financing Documents.

1.2           Existing Defaults.  Borrower acknowledges that as of this date, the Existing Defaults have occurred and are continuing under the Financing Documents and represents that no other Event(s) of Default or Default are outstanding.

1.3           Fees and Expenses.  Borrower acknowledges and agrees that it is liable for all fees, costs and expenses (including attorneys' fees) incurred by Lender in connection with the documentation, preparation, interpretation and negotiation of this Agreement and the Financing Documents, and any amendment, modification or supplement to this Agreement or to the Financing Documents, the consummation and administration of the transactions contemplated hereby and thereby and the enforcement, preservation, protection or defense of any of Lender's rights and remedies hereunder and under the Financing Documents, including, without limitation any costs for appraisals, searches or filing fees incurred by Lender.  All such fees, costs and expenses are referred to herein as "Expenses."  All Expenses will be payable within 15 days after Lender gives notice thereof.

SECTION 2.  WAIVER

2.1           Waiver.  Upon the effectiveness of this Agreement, Lender hereby waives the Existing Defaults.  Such waiver shall in no way constitute a waiver of any other Event of Default or Default which may have occurred but which is not specifically referenced as an "Existing Default," nor shall it obligate Lender to provide any further waiver of any other Event of Default or Default (whether similar or dissimilar, including any further Events of Default resulting from a failure to comply with Sections 6(c) or 6(s) of the Note).

2.2           Warrant.  In consideration of Lender's agreeing to waive the Existing Defaults, Borrower shall issue to Lender a warrant (the "Additional Warrant") to acquire 1,000,000 shares of Common Stock (the "Additional Warrant Shares") at an exercise price of fifty cents ($0.50).

SECTION 3.  AMENDMENTS TO NOTE

3.1           Section 2(b) of the Note.  In consideration of Lender's agreeing to waive the Existing Defaults, Section 2(b) of the Note is hereby amended and restated in its entirety to read as follows:

"(b) Interest shall accrue on the unpaid principal balance of this Note at a rate equal to nine percent (9%) per year, computed on the basis of a year consisting of 360 days.  Upon and/or after and during the continuance of an Event of Default, interest on the unpaid principal balance shall, at Lender's sole discretion, accrue at a rate equal to fourteen percent (14%) per year computed on the basis of a year consisting of 360 days.  Interest shall accrue at the applicable rate notwithstanding the occurrence of any Event of Default, acceleration of the Obligations (as defined below), the entry of any judgment, or the commencement of any bankruptcy, reorganization, receivership or other proceedings."

The foregoing amendment shall be retroactive from February 12, 2009, the date of the Note.

3.2           Section 6(c) of the Note.  In consideration of Lender's agreeing to waive the Existing Defaults, the first sentence of Section 6(c) of the Note is hereby amended by replacing "May 1, 2009" in the second line thereof with "July 15, 2009".

3.3           Incorporation of Agreement into Note.  Borrower hereby directs Lender to attach an original counterpart of this Agreement to the Note.  The Note and this Agreement shall be deemed to constitute a single instrument.

SECTION 4.  COLLATERAL

4.1           Affirmation of Existing Collateral.  Borrower covenants, confirms and agrees that as security for the repayment of the Obligations, Lender has, and shall continue to have, and is hereby granted a continuing, perfected lien on and security interest in the Collateral, all whether now owned or hereafter acquired, created or arising, together with all proceeds, including insurance proceeds thereof.  Borrower acknowledges and agrees that nothing herein contained in any way impairs Lender's existing rights and priority in the Collateral.

4.2           Further Assurances.  Upon execution of this Agreement, and thereafter as Lender may from time to time request, Borrower shall further assist Lender in effectuating the terms and intent of this Agreement and the Financing Documents and in assuring continued, effective and proper perfection of Lender's liens and security interests in the Collateral.  Borrower hereby authorizes Lender to sign (if necessary) on Borrower's behalf and/or file, from time to time, without signature of Borrower, any financing statements as Lender may reasonably deem necessary to perfect, or maintain perfection, of Lender's security interests.

SECTION 5.  EFFECTIVENESS CONDITIONS

5.1           Conditions.  Lender's undertakings hereunder are subject to satisfactory completion, as determined by Lender in its sole discretion (all documents to be in form and substance satisfactory to Lender and its counsel) of the following conditions ("Effectiveness Conditions"):

(a)           Borrower's execution and delivery of this Agreement and the Additional Warrant;

(b)           Borrower shall have delivered to Lender resolutions of the Board of Directors of Borrower authorizing the execution and delivery of this Agreement and the transactions herein contemplated;

(c)           No Default or Event of Default (other than the Existing Defaults) shall have occurred and be continuing under the Financing Documents; and

(d)           All Expenses incurred by Lender shall have been paid by Borrower when due.

SECTION 6.  REPRESENTATIONS, WARRANTIES AND COVENANTS

Borrower represents, warrants and covenants to Lender that:

6.1           Prior Representations.  By execution of this Agreement, except as otherwise expressly set forth herein, Borrower reconfirms all warranties and representations made to Lender under the Financing Documents and restates such warranties and representations as of the date hereof all of which shall be deemed continuing until all of the Obligations are paid and satisfied in full.

6.2           No Conflict. The execution and delivery by Borrower of this Agreement and the Additional Warrant and the performance of the obligations of Borrower hereunder and thereunder and the consummation by Borrower of the transactions contemplated hereby and thereby: (i) are within the corporate powers of Borrower; (ii) are duly authorized by the Board of Directors of Borrower and, if necessary, its stockholders; (iii) are not in contravention of the terms of the articles or certificate of incorporation or bylaws of Borrower or of any indenture, contract, lease, agreement instrument or other commitment to which Borrower is a party or by which Borrower or any of its property are bound; (iv) do not require the consent, registration or approval of any Governmental Authority or any other Person; (v) do not contravene any statute, law, ordinance regulation, rule, order or other governmental restriction applicable to or binding upon Borrower; and (vi) will not, except as contemplated herein for the benefit of Lender, result in the imposition of any Liens upon any property of Borrower.

6.3           Stockholder Authorization.  Neither the execution, delivery or performance by Borrower of this Agreement or the Additional Warrant nor the consummation by it of the transactions contemplated hereby or thereby (including, without limitation, the issuance or reservation for issuance of the Additional Warrant Shares) requires any consent or authorization of Borrower's stockholders.

6.4           Issuance of Shares.  The Additional Warrant Shares are duly authorized and reserved for issuance, and, upon exercise of the Additional Warrant in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of Borrower and will not impose personal liability upon the holder thereof.

6.5           Valid, Binding and Enforceable.  This Agreement and the Additional Warrant and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms.

SECTION 7.  BORROWER'S EXISTING COVENANTS

7.1           Existing Covenants.  Borrower covenants that on and after the date of execution of this Agreement and until the Obligations are indefeasibly paid and satisfied in full that, except as expressly modified hereby, Borrower shall continue to observe and maintain compliance with all covenants, representations and warranties contained in, or arising in conjunction with, the Financing Documents.

SECTION 8.  MISCELLANEOUS

8.1           Default.

(a)           In addition to each of the Events of Default set forth in the Financing Documents, the (i) failure of Borrower to comply with its representations, warranties, covenants or other undertakings under this Agreement, or (ii) occurrence or institution of any action or proceeding which may adversely affect Borrower's ability to perform under this Agreement (as determined by Lender in its discretion), shall be an Event of Default under the Financing Documents and upon such failure, Lender's undertakings under this Agreement may at Lender's discretion, and without notice to Borrower immediately terminate and Lender may exercise its rights and remedies as granted under the Financing Documents and under applicable law or in equity.

(b)           Any default, other than the Existing Defaults, by Borrower under any of the Financing Documents, shall be considered a default and an Event of Default under all of the Financing Documents and upon such default, Lender's undertakings under this Agreement may at Lender's discretion, and without notice to Borrower immediately terminate and Lender may exercise its rights and remedies as granted under the Financing Documents and under applicable law or in equity.

8.2           Integrated Agreement.  This Agreement shall be deemed incorporated into and made a part of the Financing Documents.  The Financing Documents and this Agreement shall be construed as integrated and complementary of each other, and as augmenting and not restricting the Lender's rights, remedies and security.  If, after applying the foregoing, an inconsistency still exists, the provisions of this Agreement shall control.

8.3           Non-Waiver.  No omission or delay by Lender in exercising any right or power under this Agreement, or the Financing Documents or any related agreement will impair such right or power or be construed to be a waiver of any default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and signed by Lender and then only to the extent specified.  Lender's rights and remedies are cumulative and concurrent and may be pursued singly, successively or together.

8.4           Headings.  The headings of any paragraph of this Agreement are for convenience only and shall not be used to interpret any provision of this Agreement.

8.5           Survival.  All warranties, representations and covenants made by Borrower herein, or in any agreement referred to herein or on any certificate, document or other instrument delivered by it or on its behalf under this Agreement, shall be considered to have been relied upon by Lender. All statements in any such certificate or other instrument shall constitute warranties and representations by Borrower hereunder.  All warranties, representations, and covenants made by Borrower hereunder or under any other agreement or instrument shall be deemed continuing until the Obligations are indefeasibly paid and satisfied in full.

8.6           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.  No delegation by Borrower of any duty or obligation of performance may be made or is intended to be made to Lender.  No rights are intended to be created hereunder or under any related instruments, documents or agreements for the benefit of any third party donee, creditor, incidental beneficiary or affiliate of Borrower.

8.7           GOVERNING LAW.  THIS AGREEMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.  THE PROVISIONS OF THIS AGREEMENT, THE OTHER FINANCING DOCUMENTS AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

8.8           CONSENT TO JURISDICTION.  BORROWER AND LENDER HEREBY IRREVOCABLY CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF DELAWARE IN ANY AND ALL ACTIONS AND PROCEEDINGS WHETHER ARISING HEREUNDER OR UNDER ANY OTHER AGREEMENT OR UNDERTAKING.  BORROWER WAIVES ANY OBJECTION TO IMPROPER VENUE AND FORUM NON-CONVENIENS TO PROCEEDINGS IN ANY SUCH COURT AND ALL RIGHTS TO TRANSFER FOR ANY REASON.  BORROWER IRREVOCABLY AGREES TO SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED.

8.9           WAIVER OF JURY TRIAL.  BORROWER AND LENDER HEREBY WAIVE ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST LENDER WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE FINANCING DOCUMENTS, WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

8.10           RELEASE.  AS FURTHER CONSIDERATION FOR THE LENDER'S AGREEMENT TO GRANT THE EXTENSION, ACCOMMODATIONS AND WAIVER SET FORTH HEREIN, BORROWER HEREBY WAIVES AND RELEASES AND FOREVER DISCHARGES LENDER AND ITS MEMBERS, OFFICERS, DIRECTORS, ATTORNEYS, AGENTS AND EMPLOYEES FROM ANY LIABILITY, DAMAGE, CLAIM, LOSS OR EXPENSE OF ANY KIND THAT BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER ARISING OUT OF OR RELATING TO THE OBLIGATIONS, THIS AGREEMENT OR THE FINANCING DOCUMENTS.

8.11           RELIEF FROM AUTOMATIC STAY.  BORROWER KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND AFTER THE OPPORTUNITY TO CONSULT WITH COUNSEL AGREES WITH LENDER THAT NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR THE FINANCING DOCUMENTS, IN THE EVENT AN ORDER FOR RELIEF UNDER ANY CHAPTER OF TITLE 11 OF THE UNITED STATES CODE, 11 U.S.C. §101, ET. SEQ. (THE "BANKRUPTCY CODE") IS ENTERED WITH RESPECT TO BORROWER (IT BEING UNDERSTOOD THAT THIS AGREEMENT IS NOT INTENDED TO PRECLUDE SUCH A FILING), THE FOLLOWING PROVISIONS SHALL BE APPLICABLE:

(a)           LENDER SHALL BE ENTITLED TO THE IMMEDIATE TERMINATION OF THE AUTOMATIC STAY PROVISIONS OF 11 U.S.C. §362 (AND ANY OTHER RELEVANT PROVISIONS OF THE BANKRUPTCY CODE), AND GRANTED UNCONDITIONAL RELIEF FROM THE AUTOMATIC STAY AND ALLOWED TO PURSUE ANY AND ALL RIGHTS, REMEDIES AND RECOURSES AVAILABLE TO LENDER UNDER THIS AGREEMENT AND THE FINANCING DOCUMENTS AND PURSUANT TO ANY PROVISIONS OF APPLICABLE LAW.  LENDER ONLY SHALL BE REQUIRED TO FILE A MOTION FOR RELIEF FROM THE AUTOMATIC STAY PROVISIONS OF 11 U.S.C. §362 AND BORROWER HEREBY CONSENTS TO AN EMERGENCY HEARING THEREON.  BORROWER HEREBY WAIVES THE RIGHT TO OPPOSE THE MOTION OR ASSERT ANY DEFENSE TO THE RELIEF REQUESTED BY LENDER.  LENDER IS AUTHORIZED TO SUBMIT AN AFFIDAVIT WITH THE MOTION (A) IDENTIFYING THE EXISTING DEFAULTS AND ANY EVENTS OF DEFAULT HEREUNDER OR UNDER THE OTHER FINANCING DOCUMENTS, (B) STATING THE AMOUNT OF THE OBLIGATIONS AND (C) ADVISING THE BANKRUPTCY COURT OF BORROWER'S CONSENT TO UNCONDITIONAL RELIEF FROM THE AUTOMATIC STAY.

(b)           BORROWER SHALL NOT, WITHOUT LENDER'S WRITTEN CONSENT, SEEK AUTHORIZATION FROM THE BANKRUPTCY COURT TO USE CASH COLLATERAL THAT IS SUBJECT TO LENDER'S LIEN AND SECURITY INTEREST PURSUANT TO 11 U.S.C. §363 OR ANY OTHER PROVISION OF THE BANKRUPTCY CODE, NOR SHALL BORROWER SEEK TO OBTAIN FINANCING UNDER 11 U.S.C. §364 THAT WILL RESULT IN THE GRANTING OF LIENS AND SECURITY INTERESTS IN THE COLLATERAL WITH PRIORITY OVER LENDER'S LIENS AND SECURITY INTERESTS.

LENDER'S ENTITLEMENT AS AFORESAID TO THE LIFTING OF THE AUTOMATIC STAY HEREUNDER BY THE APPROPRIATE BANKRUPTCY COURT SHALL BE DEEMED "FOR CAUSE" PURSUANT TO §362(d)(1) OF THE BANKRUPTCY CODE AS AMENDED FROM TIME TO TIME.

8.12           Waivers.

(a)           Borrower will not, directly or indirectly, do any act or fail to do any act, which would impair or affect Lender's security interest in any Collateral, nor will Borrower upon any default or Event of Default under this Agreement or the other Financing Documents, contest Lender's right to obtain judgment against Borrower or to foreclose upon any Collateral pledged to Lender, nor will Borrower move to vacate or enjoin such judgment or foreclosure.

(b)           Borrower waives and renounces all rights which are waivable under Article 9 of the Uniform Commercial Code as such rights relate to Borrower's relationship with Lender, whether such rights are waivable before or after default, including, without limitation, those rights with respect to compulsory disposition of collateral (U.C.C. §§9-610, 9-615 and 9-620), any right of redemption under U.C.C. §9-623, and any right to notice relating to disposition of collateral under U.C.C. §9-611.

8.13           Advice of Counsel.  Borrower acknowledges that it had the right to consult with independent legal counsel concerning this Agreement and specifically regarding the effect and implications of Sections 8.8, 8.9, 8.10, 8.11 and 8.12 above and Borrower knowingly and voluntarily hereby waives the rights described therein or affected thereby.

8.14           Signatories.  Each individual signatory hereto represents and warrants that he or she is duly authorized to execute this Agreement on behalf of his or her principal and that he or she executes the Agreement in such capacity and not as a party.

8.15           Duplicate Originals.  Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.  This Agreement may be executed in counterparts, all of which counterparts taken together shall constitute one completed fully executed document.  Signature by facsimile or PDF shall bind the parties hereto.

8.16           Effect of Agreement.  Except as expressly stated herein:  (a) the Financing Documents are and shall be unchanged and remain in full force and effect, and (b) this Agreement shall not constitute a waiver of any Default or Event of Default (other than the Existing Defaults) or a waiver of the right of Lender to insist upon compliance with any term, covenant, condition or provision of the Note and the other Financing Documents, as amended hereby.  Except as specifically stated herein, the execution and delivery of this Agreement shall in no way release, diminish, impair, reduce or otherwise affect the respective obligations and liabilities of Borrower or any other Person under any of the Financing Documents, all of which as amended hereby, shall continue in full force and effect.  Borrower hereby ratifies and confirms the existence of each of the Financing Documents to which it is a party, each of the Liens created pursuant to each such Financing Document and each and every term, condition, obligation, liability, undertaking and covenant therein contained.  Each of the Financing Documents is hereby amended and modified to the extent necessary (and without any further action on behalf of Borrower, Lender or any other Person) in order to give full force and effect to this Agreement.  This Agreement constitutes a Financing Document.

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IN WITNESS WHEREOF, the undersigned parties have executed this Waiver and Amendment Agreement the day and year first above written.

IMAGEWARE SYSTEMS, INC.

By:           _________________________
Name:   S. James Miller
Title: Chairman and CEO

BET FUNDING LLC

By: ________________________
Name:  Douglas Topkis
Title:  Member